UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 19, 2023
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to Section 3.1(b) of the Stockholders Agreement by and among Evolent Health, Inc. (the “Company”) and certain stockholders party thereto, UPMC had the obligation to take all necessary action to cause one of its director nominees to offer to tender resignation upon UPMC owning less than 40% but at least 5% of the shares of the Company’s common stock held by UPMC following the completion of the Company’s initial public offering. Following UPMC’s sale of shares of the Company’s Class A common stock resulting in UPMC’s ownership falling below the 40% threshold referenced above, Mr. David Farner, one of UPMC’s two director nominees, offered to tender his resignation from the Company’s Board of Directors (the “Board”). The Board accepted the resignation on April 19, 2023. The Board and Mr. Farner agreed that Mr. Farner will serve out his current term through the Company’s annual meeting of stockholders (the “2023 Annual Meeting”) scheduled to be held on June 8, 2023.

Item 7.01 Regulation FD Disclosure.

The Board of the Company has recommended, following the recommendation of the Board’s Nominating and Governance Committee, Mr. Richard Jelinek stand for election by the Company’s stockholders at the 2023 Annual Meeting.

Mr. Jelinek is currently a Managing Partner at Czech One Capital Partners. Mr. Jelinek was Executive Vice President at Aetna, Inc. before becoming Executive Vice President of Enterprise Modernization and Integration for CVS Health.

On April 19, 2023, the Company issued a press release announcing the items contained in this Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information, including Exhibits 99.1 hereto, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject the Company or any other person to liability under that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Additional Information and Where to Find It

Evolent Health, Inc. (the “Company”) intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2023 Annual Meeting of Stockholders (the “Proxy Statement” and such meeting the “Annual Meeting”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise are set forth in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders, filed with the SEC on April 29, 2022 (the “2022 Proxy Statement”). To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2022 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Details concerning the nominees of the Company’s Board of Directors for election at the Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Evolent Health, Inc., Attention: Investor Relations, 800 N. Glebe Road, Arlington, VA 22203, or from the Company’s website, www.evolenthealth.com.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Evolent Health, Inc., dated April 19, 2023.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2023

EVOLENT HEALTH, INC.

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary